UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2010

CERUS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-21937	68-0262011
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2411 Stanwell Drive

Concord, California 94520

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (925) 288-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Employment Agreement with Laurence M. Corash, M.D.

On March 2, 2010, Cerus Corporation (the “Company”) entered into an employment letter with Laurence M. Corash, M.D. (the “Employment Letter”). Pursuant to the terms of the Employment Letter, Dr. Corash is eligible to receive the following compensation, effective as of March 1, 2010 (the “Effective Date”):

•	A semi-monthly base salary of $15,625.00, for an annual compensation of approximately $375,000.00;

•

Continued participation in the Bonus Plan for Senior Management of Cerus Corporation, as amended to date (the “Bonus Plan”), subject to the terms, conditions and limitations of the Bonus Plan (a copy of which is being filed as Exhibit 10.44 to this Current Report on Form 8-K);

•

Termination of the Stock Program (as defined in the Employment Letter, by and between the Company and Laurence M. Corash, M.D., entered into by the parties on July 30, 2009, a copy of which was filed as Exhibit 10.44 to the Company’s Current Report on Form 8-K (No. 000-21937), filed with the Securities and Exchange Commission on August 5, 2009); and

•	Dr. Corash will remain an at-will employee of the Company and the Company may modify his compensation terms, in its sole discretion, at any time.

The foregoing description is a summary of the terms of the Employment Letter and is qualified in its entirety by reference to the Employment Letter, which is attached as Exhibit 10.43 and incorporated herein by reference.

(e) Amendment of Bonus Plan for Senior Management of Cerus Corporation

On March 3, 2010, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of the Company approved an amendment to the Bonus Plan to provide that 100% of the Performance Bonus (as defined in the Bonus Plan) will be paid in cash. All other provisions of the Bonus Plan remain in full force and effect.

A copy of the Plan, as amended, is attached as Exhibit 10.44 hereto and incorporated herein by reference.

(e) Determination of 2010 Target Bonuses

On March 3, 2010, the Compensation Committee established the target bonuses under the Bonus Plan for each named executive officer, expressed as a percentage of such named executive officer’s 2010 annual base salary. The actual amount to be paid to each named executive officer under the Bonus Plan will be determined by the Compensation Committee in accordance with the terms of the Bonus Plan. The target bonuses for each named executive officer are as follows:

Name	Target Bonus (as a % of 2010 Annual Base Salary)
Claes Glassell President and Chief Executive Officer	60%

Laurence M. Corash, M.D. Senior Vice President and Chief Medical Officer	35%

William M. Greenman Senior Vice President, Business Development and Marketing	35%

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.43	Employment Letter, by and between the Company and Laurence M. Corash, M.D. dated March 2, 2010.

10.44	Bonus Plan for Senior Management of Cerus Corporation, as amended on March 3, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERUS CORPORATION
Dated: March 8, 2010
	By	/s/ Kevin D. Green
Kevin D. Green
Vice President, Finance and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

10.43	Employment Letter, by and between the Company and Laurence M. Corash, M.D., dated March 2, 2010.

10.44	Bonus Plan for Senior Management of Cerus Corporation, as amended on March 3, 2010.